                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  June 28, 2000




                        XML - GLOBAL TECHNOLOGIES, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


   Colorado                           0-23391                84-1434313
----------------------------   -----------------------  ------------------
(State or other jurisdiction   (Commission file number)   (IRS Employer
of incorporation or                                    Identification No.)
organization)


    1818 Cornwall, Suite 9, Vancouver, British Columbia, Canada    V6J 1C7
    ----------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (800) 201-1848
      -------------------------------------------------------------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

  (a)     Financial Statements
          --------------------

     Pursuant to Item 7(a)(4), the Registrant files herewith the following financial statements of the acquired business:

     Independent Auditor's Report

     DataXchg, Inc. Balance Sheet as of June 30, 2000

     DataXchg, Inc. Statements of Operations for the period from October 27, 1999 (Date of Inception) to June 30, 2000

     DataXchg, Inc. Statements of Stockholders' Equity for the period from October 27, 1999 (Date of Inception) to June 30, 2000

     DataXchg, Inc. Statements of Cash Flows for the period from October 27, 1999 (Date of Inception to June 30, 2000

     Notes to Financial Statements

  (b)     Pro Forma Financial Information
          -------------------------------

     Pursuant to Item 7(b) and Item 7(a)(4), the Registrant has determined that no pro forma adjustments are required.


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                         INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders
DataXchg, Inc.

We have audited the accompanying balance sheet of DataXchg, Inc. (a development stage company and a subsidiary of XML-Global Technologies, Inc.) as of June 30, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period October 27, 1999 (date of inception) through June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DataXchg, Inc. as of June 30, 2000, and the results of its operations and its cash flows for the period October 27, 1999 (date of inception) through June 30, 2000 in conformity with generally accepted accounting principles.


/s/ MOSS ADAMS LLP

Bellingham, Washington
September 7, 2000

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

                                DATAXCHG, INC.
                         (A DEVELOPMENT STAGE COMPANY)
               (A SUBSIDIARY OF XML - GLOBAL TECHNOLOGIES, INC.)
                                 BALANCE SHEET
                                 JUNE 30, 2000

                                    ASSETS
TOTAL ASSETS                                 $        -
                                             ----------




                     LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL LIABILITIES                             $       -
                                              ----------

STOCKHOLDERS' DEFICIT

  Preferred stock, $0.01 par value
     50,000,000 shares authorized,
     -0- shares issued and outstanding                -
  Common stock, $0.001 par value, 100,000,000
     shares authorized; 100 shares issued
     and outstanding                                  -
  Deficit accumulated during the development
     stage                                            -
                                             ----------

     Total stockholders' equity                       -
                                             ----------

  TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY $                                         -
                                             ==========


             See accompanying notes to these financial statements.

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
                                DATAXCHG, INC.
                         (A DEVELOPMENT STAGE COMPANY)
               (A SUBSIDIARY OF XML - GLOBAL TECHNOLOGIES, INC.)
                            STATEMENT OF OPERATIONS
       PERIOD FROM OCTOBER 27, 1999 (DATE OF INCEPTION) TO JUNE 30, 2000



                                                  10/27/99 (Date of
                                                  Inception)
                                                  to 6/30/00
                                                  --------------

Revenue                                           $         -
Operating Expenses                                          -
                                                  -----------

Net Loss                                          $         -
                                                  ===========

Earnings (Loss) Per Share

  Basic and diluted                               $         -
                                                  ===========







             See accompanying notes to these financial statements.



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
                                  DATAXCHG, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                 (A SUBSIDIARY OF XML - GLOBAL TECHNOLOGIES, INC.)
                         STATEMENT OF STOCKHOLDERS' EQUITY
         PERIOD FROM OCTOBER 27, 1999 (DATE OF INCEPTION) TO JUNE 30, 2000




                                                        Deficit
                                                       Accumulated
                                                       During the
                     Date of        Common Stock       Development
                     Transactions Shares     Amount      Stage          Total
                     ------------ ------     ------    ------------     -----
Inception            10/27/99           -    $     -    $    -          $    -

 Stock issued for
   technology rights
   and future
   services          10/27/99         100           -        -               -
                                ----------  ---------   ----------      --------
Balance, June 30,
  2000                                100    $      -     $  -           $   -
                                ==========  =========   ==========      ========





               See accompanying notes to these financial statements.


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
                                  DATAXCHG, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                 (A SUBSIDIARY OF XML - GLOBAL TECHNOLOGIES, INC.)
                              STATEMENT OF CASH FLOWS
         PERIOD FROM OCTOBER 27, 1999 (DATE OF INCEPTION) TO JUNE 30, 2000


                            Increase (Decrease) in Cash

                                                  10/27/99 (Date of
                                                  Inception)
                                                  to 6/30/00
                                                  -------------

Cash Flows From Operating Activities
  Net loss                                        $       -
Adjustments to reconcile net loss to net
  cash from operating activities                          -
                                                 ------------

Net cash from operating activities                        -

Net Cash from Investing Activities                        -

Net Cash from Financing Activities                        -
                                                 ------------

Net Change In Cash                                        -

Cash, beginning of period                                 -
                                                 ------------

Cash, end of period                               $       -
                                                 ============



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                                  DATAXCHG, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                 (A SUBSIDIARY OF XML - GLOBAL TECHNOLOGIES, INC.)
                           NOTES TO FINANCIAL STATEMENTS
         PERIOD FROM OCTOBER 27, 1999 (DATE OF INCEPTION) TO JUNE 30, 2000


NOTE 1 - ORGANIZATION AND DEVELOPMENT STAGE OPERATIONS

Organization

     DataXchg, Inc. ("DataXchg" or the "Company") was incorporated October 27,
1999 in the state of Delaware for the purpose of holding and exploiting the rights to Internet-based technology related to B2B (Business-to-Business) and XML-EDI (eXtensible Mark-up Language-Electronic Data Interchange) solutions.
Upon its organization, the Company committed to issue to David Webber 60 shares in exchange for the rights to certain technology under development called
"ExpressXchg."  It also committed to issue to XML-Global Technologies, Inc.
("XML") 40 shares in exchange for XML providing the use of certain of its technology, its services, and its financial resources.

     David Webber had no historical cost basis in the technology rights that were transferred to DataXchg; and, accordingly, no value was assigned to the shares issued for the rights.

     In conjunction with its formation, DataXchg and XML entered into a license agreement, whereby DataXchg granted XML the right to use, develop, and sublicense its technology. Pursuant to the license agreement, XML will pay royalties to DataXchg equal to 80% of net revenues derived from the sale and licensing of products that are either based on the technology owned by DataXchg or jointly developed by XML and DataXchg. XML will pay the Company royalties equal to 20% of net revenues derived from third party use of the technology.

     Effective June 28, 2000, XML acquired in a tax-free exchange Mr. Webber's
60% interest in DataXchg in exchange for the issuance of 1,000,000 shares of XML's common stock. As a result of the acquisition, the Company is now a wholly-owned subsidiary of XML.

Development Stage Operations

     For the period October 27, 1999 through June 30, 2000, the Company's efforts have been devoted to corporate structuring, financial and business planning, and recruiting directors and advisors. The Company's organizational costs were borne by XML. The Company has recognized no obligation for these costs, as the amounts were not significant and XML does not intend to be reimbursed. The Company has incurred no other expenses since inception.
Future operations will be limited to earning royalties under the license agreement described above and incurring a minimal amount of general and administrative expenses.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Software Development Costs

Costs incurred for research and development of software developed for resale or licensing are expensed until either technological feasibility is proven or a working copy of the software is completed. Costs incurred once feasibility has been established, but prior to release to customers, are caitalized and amortized on a product-by-product basis.

Earnings Per Share

     Basic earnings per share amounts are computed based on the weighted average number of shares outstanding during the period, after giving retroactive effect to stock splits. Diluted earnings per share are computed by determining the number of additional shares that are deemed outstanding due to share equivalents.

New Accounting Standard

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133,
Accounting for Derivative Instruments and Hedging Activities. Among other provisions, SFAS No. 133 requires that entities recognize all derivatives as either assets or liabilities in the balance sheet and measure those financial instruments at fair value. Accounting for changes in fair value is dependent on the use of the derivatives and whether such use qualifies as hedging activity.
The new standard, as amended, becomes effective for the Company in fiscal 2001, and management is currently assessing the impact, if any, it may have on financial position and results of operations.

NOTE 3 - EARNINGS PER SHARE

     The numerators and denominators of basic and diluted earnings per share are as follows:



                                                  10/27/99 (Date of
                                                  Inception)
                                                  to 6/30/00
                                                  ----------------
     Numerator - net loss                         $       -
                                                  ===========
     Denominator - weighted average
          number of shares outstanding                  100
                                                  ===========



At June 30, 2000, the Company had no potential common shares that would have had a dilutive effect.


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                                     SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   XML - GLOBAL TECHNOLOGIES, INC.



Date:    September 11, 2000        By: /s/ Peter Shandro
        ----------------------        ------------------------------------
                                      Peter Shandro, Chief Executive Officer